Carrying values of vessels	6 Months Ended
Jun. 30, 2025
Property, plant and equipment [abstract]
Carrying values of vessels	Carrying values of vessels
At each balance sheet date, we review the carrying amounts of our goodwill, vessels and related drydock costs to determine if there is any indication that these amounts have suffered an impairment loss. If such indication exists, the recoverable amount of the vessels and related drydock costs is estimated in order to determine the extent of the impairment loss (if any). Recoverable amount is the higher of fair value less costs to sell and value in use. As part of this evaluation, we consider both internal and external indicators of potential impairment, in accordance with IAS 36. Indicators of possible impairment may include, but are not limited to, comparing the carrying amount of net assets to market capitalization, changes in interest rates, changes in the technological, market, economic, or legal environments in which we operate, changes in forecasted charter rates, and movements in external broker valuations. We also assess whether any evidence suggests the obsolescence or physical damage of our assets, whether we have any plans to dispose of an asset before the end of its estimated useful life, and whether any evidence suggests that the economic performance of an asset was, or may become, worse than expected.
At June 30, 2025, we performed an assessment to determine if any indicators of impairment exist, considering both internal and external factors as part of this assessment. We reviewed the carrying amount of our vessels to determine if there was an indication that these assets had suffered an impairment. First, we assessed the fair value less the estimated cost to sell of our vessels, taking into consideration vessel valuations from independent ship brokers. We then compared the fair value less selling costs to each vessel’s carrying value and, if the carrying value exceeded the vessel’s fair value less estimated selling costs, an indicator of impairment existed.
At June 30, 2025, our operating fleet consisted of 99 owned or sale and leaseback vessels. All of the vessels in our operating fleet had fair values less estimated selling costs greater than their carrying amount at this date. We also considered other internal and external factors as part of this assessment to determine if any indicators of impairment exist, as the markets in which we operate continued to experience strength during the six months ended June 30, 2025. This strength is evidenced by, among other things:
•The strength in second-hand vessel values, particularly as compared to the carrying values of our vessels;
•The strength of time charter rates for long-term fixtures, which provides an indication of the forward market;
•The operating cash flows that we generated during each period.
It is on this basis that we determined that there were no indications of impairment on any of our vessels as of June 30, 2025.
Goodwill
Goodwill arising from a previous acquisition has been allocated to the cash generating units within each of the respective operating segments that were expected to benefit from the synergies of this transaction (LR2s). The carrying value of the goodwill allocated to the LR2 segment was $8.2 million at June 30, 2025. Goodwill is not amortized and is tested annually (or more frequently, if impairment indicators arise) by comparing the aggregate carrying amount of the cash generating units in each respective operating segment, plus the allocated goodwill, to their recoverable amounts. We determined there were no indications of goodwill impairment as of June 30, 2025 after considering both internal and external factors. This determination was made on the basis of the strength we continue to see in our markets through second-hand vessel values (as compared to the carrying values of our vessels), the operating cash flows that we generated during the period, and the time charter market.